Class A Shares (PTAFX)

Class C Shares (PTCFX)

Class I Shares (PTIFX)

a series of Northern Lights Fund Trust III

Supplement dated September 1, 2015

to the Prospectus dated July 29, 2015

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Effective September 10, 2015, the Pinnacle Tactical Allocation Fund will change its name to the Pinnacle Sherman Tactical Allocation Fund.

Effective immediately, the section entitled “Fund Summary – Principal Investment Strategies” on page 2 of the Prospectus is replaced with the following:

Principal Investment Strategies: The Fund seeks to meet its investment objective by investing, under normal market conditions in exchange traded funds (“ETFs”) that may invest in all major asset classes including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, (iii) commodities, (iv) derivatives and (v) cash. The Fund intends to generally invest in a mix of asset classes with an emphasis on equity and fixed income securities. The Fund may also invest in cash directly. The foreign securities held by the underlying ETFs may include those in emerging markets.

The Fund’s adviser uses signals that come from models developed by W.E. Sherman & Co. to determine the Fund’s allocations. The process for each model is similar: (1) the expected market trend or indicator for specific securities over a period is examined; (2) if a particular asset class is determined to be in a positive trend based on rankings and/or model signals, the assets allocated to a particular model are invested in that asset class; and (3) if a particular asset class is determined to be in a negative trend based on rankings and/or model signals, the assets allocated to a particular model are invested in another asset class as dictated by the applicable model. The Fund actively trades its portfolio investments.

Effective immediately, the section entitled “Additional Information About Principal Investment Strategies And Related Risks – Principal Investment Strategies” on page 5 of the Prospectus is replaced with the following:

Principal Investment Strategies:

The Fund seeks to meet its investment objective by investing, under normal market conditions, in ETFs that may invest in all major asset classes including, but not limited to, foreign and domestic (i) equity securities of all market capitalizations, (ii) fixed income securities of any credit quality, (iii) commodities, (iv) derivatives and (v) cash. The Fund intends to generally invest in a mix of asset classes with an emphasis on equity and fixed income securities. The Fund may also invest in cash directly. The foreign securities held by the underlying ETFs may include those in emerging markets.

The Fund’s adviser uses signals that come from models developed by W.E. Sherman & Co. to determine the Fund’s allocations. The process for each model is described in more detail below.

Bull/Calendar: On a daily basis, the expected market trend for domestic equities is examined using the Bull/Bear Indicator. The Bull-Bear Indicator is constructed from measurements of market analytics, and is intended to reveal the relationship of supply and demand for a longer-term timeframe of typically 6 months or more under normal market conditions. The Bull-Bear Indicator uses market analytics such as: up/down volume ratio (ratio of how much of an equity security’s trading volume for the day was during periods when the securities price was up versus when it was down); ratio of new 52 week highs to new 52 week lows; and advance/decline ratio (ratio all equity securities that increased in value for the day to those that decreased in value).

If the Bull/Bear Indicator is in Bull status (domestic equities are trending upward), then assets allocated to this model are invested in domestic equities. If the Bull/Bear Indicator is in Bear status (domestic equities are trending downward), then assets allocated to this model are invested in fixed income securities except during periods that have historically shown a high probability of profit when invested in domestic equities based on closing price of S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

Risk Managed Gold: On a weekly basis, the Gold Trend Strength Indicator is calculated. The Gold Trend Strength Indicator is calculated based on an algorithm that examines the stability of the trend in the price of gold. The Gold Trend Strength Indicator is either positive (stability is improving) or negative (stability is weakening). When the value is positive, assets allocated to this model are invested in gold based ETFs. When the value is negative, assets allocated to this model are invested in either domestic equity securities or fixed income securities.

When the value of the Gold Trend Strength Indicator is negative, the Adviser determines whether to invest in equity securities or fixed income securities by using the quarterly Simple Trend And Rank (STAR) algorithmic model, which analyses the closing prices of foreign and domestic equity securities to determine the trend in equity securities. If the STAR model indicates that foreign or domestic equities are trending upward, the assets allocated to this model are invested in equities. If the STAR model indicates that foreign and domestic equities are trending downward, the assets allocated to this model are invested in fixed income securities.

Policy Portfolio Level 5: The assets allocated to this model are equally divided among four subcategories of equity securities (domestic equities, foreign equities, real estate, and resources & materials). On a daily basis, the expected market trend for the four subcategories of equity securities is examined using the Bull/Bear Indicator. Each asset class has its own Bull/Bear Trend Indicator. The Bull/Bear Trend Indicator is constructed as described above. If the Bull/Bear Indicator is in Bull Status for a given asset class (asset class is trending upward), then the assets allocated to that asset class within this model will be invested in that asset class. If the Bull/Bear Indicator is in Bear Status for a given asset class (asset class is trending downward), then the assets allocated to that asset class within this model will be invested in cash until the Bull/Bear Indicator changes back to Bull.

Long/Short: On a daily basis, the expected market trend for domestic equities is examined using the Intermediate-Term Indicator. The Intermediate-Term Indicator is constructed by examining sector analytics within 36 sub-sectors of the US market, and is intended to reveal the relationship of supply and demand for an intermediate-term timeframe of typically 6 weeks to 6 months under normal market conditions. The Intermediate-Term Indicator examines sector analytics, which includes looking at the number of sectors experiencing an uptrend in value versus those experiencing a downtrend in value as compared to the same ratio during the prior period.

If the Intermediate-Term Indictor is positive (domestic equities are trending upward), then assets allocated to this model are invested in domestic equity securities. If the Intermediate Indicator is negative (domestic equities are trending downward), the assets allocated to this model are invested in an ETF that is the inverse of the S&P 500.

Multi-Sector Bond: On a quarterly basis, 18 bond sectors are ranked using the Multi-Sector Bond ranking methodology. The Multi-Sector Bond ranking methodology measures a variety of performance characteristics and then ranks bond sectors accordingly. The performance characteristics measured include, but are not limited to, performance over four timeframes, performance on “market-up” days vs. performance on “market-down” days, and nearness to 52 week highs. Assets allocated to this model are invested equally in each of the 2nd, 3rd, and 4th ranked bond sectors. The top ranked bond sector is bypassed to avoid the tendency for it to be overbought in the short term, which is frequently experienced by the top ranked bond sector.

This Supplement, and the Fund’s Prospectus and Statement of Additional Information, each dated July 29, 2015, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-985-9830.

Please retain this Supplement for future reference.